UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2013

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51033 (Commission File Number)	27-4481914 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

On September 12, 2013, we filed with the Securities and Exchange Commission a Current Report filed on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to correct an inadvertent typo correcting the Company’s name in the first paragraph listed in 5.03. The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2013, the Board of Directors of Mondial Ventures, Inc. (the “Company”) approved by its consent to amend the Company’s Articles of Incorporation to increase the authorized capital stock to become effective August 21, 2013. Consenting shareholders owning approximately 56.35% of the Company’s Common Stock had on March 29, 2013 approved the filing for this amendment to the Articles of Incorporation, to facilitate and insure compliance with various agreements and reserve requirements.

As a result of this filing, the Company’s Articles of Incorporation were revised to increase the total authorized capital stock from 260,000,000 shares to 500,000,000 shares consisting of (i) 490.000,000 shares of voting common stock, $0.001 par value per share, and (ii) 10,000,000 shares of preferred stock, $0.001 par value per shares, which remains unchanged. The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority herby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences, and other rights and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

A copy of the Certificate of Amendment to Articles of Incorporation are filed herewith as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not Applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.
*previously filed
Exhibit Number	Description

3.1	Articles of Amendment to the Articles of Incorporation of Mondial Ventures, Inc., filed August 21, 2013.*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2013

MONDIAL VENTURES, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer